EXHIBIT 31.1

                                  CERTIFICATION

I, Randall D. Miles, certify that:

      1.    I have reviewed this annual report on Form 10-KSB of LION, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

                  a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, is made known to us by others within the organization, particularly during the period in which this report is being prepared;

                  b. evaluated the effectiveness of the small business owner's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c. disclosed in this report any change in the small business owner's internal control over financial reporting that occurred during the small business owner's most recent fiscal quarter (the small business owner's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business owner's internal control over financial reporting; and

      5. The small business owner's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business owner's auditors and the audit committee of small business owners board of directors (or persons performing the equivalent function):

                  a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business owner's ability to record, process, summarize and report financial information; and

                  b. any fraud, whether or not material, that involves management or other employees who have a significant role in the small business owner's internal control over financial reporting.


Date: April 10, 2006                                 /s/ Randall D. Miles
                                                     --------------------
                                                     Randall D. Miles
                                                     Chief Executive Officer


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